As filed with the Securities and Exchange Commission on June 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: March 31, 2010

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman Income Funds

Neuberger Berman Tax-Free Money Fund

Annual Report

March 31, 2010

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY/MATURITY DIVERSIFICATION	2

FUND EXPENSE INFORMATION	7

SCHEDULE OF INVESTMENTS	8

FINANCIAL STATEMENTS	15

FINANCIAL HIGHLIGHTS/PER SHARE DATA	23

Report of Independent Registered Public Accounting Firm	25

Directory	26

Trustees and Officers	27

Proxy Voting Policies and Procedures	37

Quarterly Portfolio Schedule	37

Notice to Shareholders	37

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. @2010 Neuberger Berman Fixed Income LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual report for Neuberger Berman Tax-Free Money Fund for the fiscal year ended March 31, 2010. The report includes portfolio manager commentary, a listing of Fund investments and audited financial statements for the reporting period.

The 12-month reporting period was largely characterized by a return to more normal market conditions following the upheaval from 2008's credit crisis. Whereas investors flocked to the safety of short-term U.S. Treasuries during the crisis, risk aversion was replaced by robust risk appetite during the Fund's fiscal year. Against this backdrop, many investors rotated out of relatively secure Treasuries and into the spread sectors (non-U.S. Treasuries) as they searched for incremental returns.

Neuberger Berman Tax-Free Money Fund seeks to provide liquidity and safety of principal by investing in municipal debt. Over the past 12 months, we continued to take a conservative approach for the Fund's portfolio. A key element to our investment strategy was to conduct thorough credit research and closely scrutinize the financial strength of the entities issuing municipal debt rather than relying on credit enhancement firms to protect against defaults. We believe this will continue to be an important aspect of our portfolio management discipline going forward.

Thank you for your confidence in the Fund. You can be assured that we will continue to rigorously apply our investment discipline to serve you in the future.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Neuberger Berman Tax-Free Money Fund Commentary

Neuberger Berman Tax-Free Money Fund outperformed its benchmark, the Crane Tax Exempt Institutional Money Fund Index, for the fiscal year ended March 31, 2010.

The economy generally strengthened during the 12-month reporting period. The U.S. Department of Commerce reported that fourth-quarter calendar-year 2009 gross domestic product (GDP) growth was 5.6%, a significant improvement over the 2.2% expansion during the third quarter of calendar-year 2009. With a first-quarter 2010 gain of 3.2%, GDP has now expanded three quarters in a row following four consecutive quarterly contractions. In our opinion, the improving economy was, in part, due to the federal government's stimulus program and the Federal Reserve's highly accommodative monetary policy.

In other economic news, the manufacturing sector rebounded during the reporting period. According to the Institute for Supply Management's Purchasing Managers Index, manufacturing expanded eight straight months through March 2010, when the reading was its highest since July 2004. There were mixed developments in the housing market. While new home sales (by volume) fluctuated and declined late in the period, in contrast, as measured by the S&P/Case-Shiller Home Price Index, home prices rose on a year-over-year basis in February.

One headwind that continued to impact the economy deep into the fiscal year was the labor market. For the first time in nearly three years, the U.S. economy produced 230,000 new jobs in March 2010 (as revised in the April report). However, the unemployment rate, which had peaked at 10.1% during the fourth quarter of calendar year 2009, was an elevated 9.7% at the end of the reporting period.

As largely expected, the Federal Reserve kept the overnight Fed Funds rate at a range of zero to 0.25% during each of its meetings during the reporting period. At its meeting in April 2010, the Fed said that "economic conditions... are likely to warrant exceptionally low levels of the Federal Funds rate for an extended period."

Risk aversion, which had been elevated during the 2008 credit crisis, moderated as the economy improved and investors looked to generate incremental yields in the low interest rate environment. During the reporting period, the spread sectors (non-U.S. Treasury securities) outperformed equal-duration Treasuries. Against this backdrop, one-year municipals rallied, with yields falling from 0.58% on April 1, 2009 to 0.39% on March 31, 2010. Declining tax-exempt issuance, combined with increased demand from investors, further contributed to the rally.

Elsewhere, yields on variable rate demand notes (VRDNs) declined from 0.48% to 0.29% during the fiscal year, the one-month U.S. Treasury yield fell from 0.17% to 0.15%, and the 90-day U.S. Treasury yield dropped from 0.21% to 0.16%.

Looking ahead, continued high unemployment and the overall fragile state of the housing market lead us to believe that the Fed may keep the Federal Funds rate unchanged through 2010 and possibly until early 2011. For the Fed to take quicker action, we believe it will likely need to see a healthy rebound in employment and/or a meaningful increase in core inflation.

Overall, given the potential for a reduction in stimulus funding, high unemployment and continued expectations for state and local revenue dislocation as well as real estate displacement, we believe that economic expansion is likely to be constrained moving forward. State and local governments are reporting growing budgetary imbalances as revenues are declining while expenditure requirements are becoming heavier. Those issuers with a limited degree of budgetary flexibility will be particularly challenged by such spending mandates.

Turning to the Fund, we plan to continue to monitor economic data closely and adjust the portfolio as we believe necessary. Given the near-term pressures on municipal credit quality, we anticipate maintaining a conservative approach, thoroughly analyzing the underlying issuers in seeking to ensure that they are of the highest quality and have the ability to make timely payments of principal and interest. From a sector perspective, we expect to continue emphasizing VRDNs for the portfolio.

Performance and Yield Information

For the fiscal year ended March 31, 2010, the Fund returned 0.28%, compared to the Crane Tax Exempt Institutional Money Fund Index's return of 0.21%.1

The Fund closed the reporting period with a 0.11% seven-day current yield and a 0.11% seven-day effective yield, as well as a 0.17% seven-day tax-equivalent current yield and a 0.17% tax-equivalent effective yield.2,3 These figures more closely reflect current earnings than the one-year figures.

The Fund's weighted average maturity increased from 11.8 days on March 31, 2009 to 14.7 days on March 31, 2010.

Sincerely,

William J. Furrer and Kristian J. Lind
Portfolio Co-Managers

Current and effective yield more closely reflect current earnings than does total return.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Neuberger Berman Tax-Free Money Fund

TICKER SYMBOL
Reserve Class	NTFXX

MATURITY DIVERSIFICATION
(% by Maturity)
1 – 7 Days	95.0%
8 – 30 Days	0.0
31 – 90 Days	1.1
91 – 180 Days	1.3
181+ Days	2.6

Endnotes

1	Neuberger Berman Management LLC ("Management") has voluntarily agreed to forgo current payment of fees and/or reimburse certain expenses of the Reserve Class of the Fund through 8/31/2012, so that the total annual operating expenses of that class are limited to 0.23% of average daily net assets. This undertaking applies to the Fund's direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. Management contractually agreed to forgo current payment of fees and/or reimburse the Fund so that the investment management fee is limited to the rate of 0.08% of the Fund's average daily net assets through 3/31/2012. The Fund has agreed that the Reserve Class will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the Fund's investment management fee to exceed 0.08% of its average daily net assets. Any such repayment must be made within three years after the year in which Management incurred the expense. Prior to February 19, 2009, Management voluntarily reimbursed and/or waived certain expenses of the Reserve Class of the Fund so that the total annual operating expenses of that class of the Fund were limited to 0.20% of average daily net assets. For the year ended March 31, 2010, absent such foregone fees and/or expense reimbursements, the performance of the Fund's Reserve Class would have been lower.

2	"Current yield" of a money market fund refers to the income generated by an investment in a fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3	Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund's income is exempt from federal income taxes.

Glossary of Indices

Crane Tax Exempt Institutional Money Fund Index:
An unmanaged simple average comprised of all money market mutual funds tracked by Crane Data investing primarily in municipal and tax-exempt money market securities and marketed primarily to corporations and institutions. Crane Data classifies funds as Institutional based on minimum investment (normally $1 million or more), expense ratio (normally 0.35% or lower) and target customer base.

Please note that an index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index or averages are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described index.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative service fees and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended March 31, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information as of 3/31/10 (Unaudited)

NEUBERGER BERMAN TAX-FREE MONEY FUND
Actual	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During the Period* 10/1/09 – 3/31/10
Reserve Class	$1,000.00	$1,000.30	$1.10
Hypothetical (5% annual return before expenses)**
Reserve Class	$1,000.00	$1,023.83	$1.11

*	Expenses are equal to the annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Neuberger Berman Tax-Free Money Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Alabama (1.2%)
$4,500	Mobile IDB Solid Waste Disp. Rev. (Alabama Pwr. Co. Barry Plant), Ser. 2009, 0.32%, due 4/1/10	$ 4,500	µß
Arizona (0.3%)
1,300	Pima Co. Ind. Dev. Au. Lease Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.30%, due 4/1/10	1,300	ñµ
California (2.9%)
3,500	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA135, (AMBAC Insured), 0.32%, due 4/1/10	3,500	ñµf
1,393	Deutsche Bank Spears/Lifers Trust Var. Sts., Ser. 2008-477, (AGM/FGIC/AMBAC Insured), 0.29%, due 4/1/10	1,393	µc
1,200	Eclipse Funding Trust (Solar Eclipse-Elk Grove), Ser. 2006-0080, (LOC: U.S. Bank), 0.27%, due 4/1/10	1,200	µ
3,500	JP Morgan Chase Putters/Drivers Trust Var. Sts. G.O., Ser. 2010-3656Z, (National Public Finance Guarantee Corp. Insured), 0.34%, due 4/1/10	3,500	ñµd
300	Palomar Pomerado Hlth. G.O. (Floaters), Ser. 2007-2234, (National Public Finance Guarantee Corp. Insured), 0.36%, due 4/1/10	300	µg
900	Union City Multi-Family Rev. (Floater), Ser. 2007-122G, (LOC: Goldman Sachs), 0.29%, due 4/1/10	900	µ
		10,793
Colorado (1.1%)
1,700	Colorado Ed. & Cultural Fac. Au. Rev. (National Jewish Federation Bond Prog.), Ser. 2005-A8, (LOC: Bank of America), 0.30%, due 4/1/10	1,700	µß
2,425	Colorado Ed. & Cultural Fac. Au. Rev. (National Jewish Federation Bond Prog.), Ser. 2004-A4, (LOC: Bank of America), 0.30%, due 4/1/10	2,425	µ
		4,125
Connecticut (0.3%)
1,190	Northeast Tax-Exempt Bond Grantor Trust (Seven Day Demand Adj. Rate Cert.), Ser. 2002, (LOC: PNC Bank), 0.36%, due 4/1/10	1,190	µ
Florida (6.2%)
6,975	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1012, (LOC: Branch Banking & Trust Co.), 0.34%, due 4/1/10	6,975	µ
10,000	Highlands Co. Hlth. Facs. Au. Rev. (Adventist Hlth. Sys.), Ser. 2005-I, 0.27%, due 4/1/10	10,000	µß
2,225	JP Morgan Chase Putters/Drivers Trust Var. Sts., Ser. 2009-3617, (LOC: JP Morgan Chase), 0.39%, due 4/1/10	2,225	ñµ
3,990	Palm Beach Co. Pub. Imp. Rev. (Spears), Ser. 2005-184, (AMBAC Insured), 0.32%, due 4/1/10	3,990	µc
		23,190
Georgia (5.8%)
6,500	Catoosa Co. Dev. Au. Rev. (Galaxy Carpet), Ser. 1991, (LOC: Wells Fargo Bank), 0.44%, due 4/1/10	6,500	µß
12,285	Macon Wtr. Au. Wtr. & Swr. Ref. Rev., Ser. 2009, 0.31%, due 4/1/10	12,285	µ
2,835	Middle Coastal Unified Dev. Au. Rev. (YMCA of Coastal Proj.), Ser. 2005, (LOC: Bank of America), 0.40%, due 4/1/10	2,835	µß
		21,620
Idaho (0.6%)
2,185	Idaho Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Comm. Sch. Proj.), Ser. 2005, (LOC: The Bank of New York Mellon), 0.29%, due 4/1/10	2,185	µß

See Notes to Schedule of Investments	8

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Illinois (9.1%)
$1,860	Austin Trust Var. Sts. G.O., Ser. 2008-3025X, (AGM Insured), 0.30%, due 4/1/10	$ 1,860	µa
9,585	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5001, (LOC: Rabobank Int'l), 0.43%, due 4/1/10	9,585	ñµ
4,000	Chicago Board Ed. G.O. Muni. Sec. Trust Receipts, Ser. 2008-50A, (FGIC Insured), 0.32%, due 4/1/10	4,000	µf
305	Chicago G.O. Muni. Sec. Trust Receipts, Ser. 2008-53A, (FGIC Insured), 0.32%, due 4/1/10	305	ñµf
1,000	Cook Co. G.O. (Floater Cert.), Ser. 2001-458, (FGIC Insured), 0.31%, due 4/1/10	1,000	µe
1,675	Illinois Fin. Au. Rev. (Univ. Chicago Med.), Ser. 2009-B1, (LOC: Bank of Montreal), 0.28%, due 4/1/10	1,675	µß
2,380	Peoria Heights Ltd. Oblig. Rev. (Christian Sch. Proj.), Ser. 2001, (LOC: PNC Bank), 0.33%, due 4/1/10	2,380	µß
4,835	Reg. Trans. Au. Muni. Sec. Trust Receipts, Ser. 2008-55A, (FGIC Insured), 0.32%, due 4/1/10	4,835	µf
8,330	Springfield Elec. Rev. (Putters), Ser. 2006-1314, (BHAC/MBIA Insured), 0.29%, due 4/1/10	8,330	µd
		33,970
Indiana (3.1%)
1,110	Allen Co. Econ. Dev. Rev. (Jorgensen YMCA Proj.), Ser. 2002, (LOC: PNC Bank), 0.33%, due 4/1/10	1,110	µß
395	Eclipse Funding Trust (Solar Eclipse-Wayne Township Marion), Ser. 2006-0015, (LOC: U.S. Bank), 0.29%, due 4/1/10	395	ñµ
2,610	Indiana Fin. Au. Hosp. Rev. (Floyd Mem. Hosp. & Hlth. Svcs.), Ser. 2008, (LOC: Branch Banking & Trust Co.), 0.32%, due 4/1/10	2,610	µß
2,590	Indiana St. Fin. Au. Econ. Dev. Rev. (Goodwill Ind. Michiana), Ser. 2005-A, (LOC: PNC Bank), 0.33%, due 4/1/10	2,590	µ
4,730	Indiana St. Fin. Au. Rev. Ed. Facs. (Lutheran Child & Family Svcs.), Ser. 2006, (LOC: PNC Bank), 0.33%, due 4/1/10	4,730	µß
		11,435
Iowa (3.1%)
2,860	Iowa Fin. Au. Ed. Fac. Rev. (Graceland Univ. Proj.), Ser. 2008, (LOC: Bank of America), 0.40%, due 4/1/10	2,860	µß
6,600	Iowa Higher Ed. Loan Au. Rev. (Private College St. Ambrose), Ser. 2003, (LOC: Northern Trust Co.), 0.32%, due 4/1/10	6,600	µß
2,000	Iowa Higher Ed. Loan Au. Rev. RANS Private Ed. (Loras College), Ser. 2009-E, (LOC: Wells Fargo Bank), 2.15%, due 5/20/10	2,003	ß
		11,463
Kentucky (1.6%)
2,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2009-B2, 1.25%, due 1/1/11	2,008
3,900	Louisville/Jefferson Co. Metro. Gov't Ed. Facs. Rev. (Louisville Presbyterian), Ser. 2007, (LOC: PNC Bank), 0.33%, due 4/1/10	3,900	µß
		5,908
Louisiana (0.1%)
200	Calcasieu Parish Pub. Trust Au. Gulf Opportunity Zone Rev. (Delta Equine Ctr. LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 0.28%, due 4/1/10	200	µß
Maryland (1.3%)
4,420	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2009-1037, (LOC: Branch Banking & Trust Co.), 0.37%, due 4/1/10	4,420	ñµ
500	Washington Suburban Sanitation Dist. G.O. BANS, Ser. 2008-A8, (LOC: Landesbank Hessen-Thuringen Girozentrale), 0.30%, due 4/7/10	500	µ
		4,920

See Notes to Schedule of Investments	9

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Massachusetts (4.0%)
$4,838	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-5000, (LOC: Rabobank Int'l), 0.43%, due 4/1/10	$ 4,838	ñµ
4,750	JP Morgan Chase Putters/Drivers Trust Var. Sts., Ser. 2009-3620, (AMBAC Insured), 0.34%, due 4/1/10	4,750	ñµd
5,525	Massachusetts St. G.O. Muni. Sec. Trust Receipts, Ser. 2008-51A, (AMBAC Insured), 0.30%, due 4/1/10	5,525	µf
		15,113
Michigan (1.0%)
3,635	Detroit Wtr. Supply Sys., Ser. 2007, (BHAC/AGM Insured), 0.30%, due 4/1/10	3,635	µb
Minnesota (0.6%)
2,425	St. Paul Port Au. Rev. (Amherst H. Wilder Foundation), Ser. 2006-3, (LOC: The Bank of New York Mellon), 0.32%, due 4/1/10	2,425	µß
Nebraska (2.9%)
4,800	Central Plains Energy Proj. Gas Proj. Rev. (Proj. Number 2), Ser. 2009, (LOC: Royal Bank of Canada), 0.29%, due 4/1/10	4,800	µ
6,115	Deutsche Bank Spears/Lifers Trust Var. Sts. (Omaha Spec. Oblig.), Ser. 2008-543, (LOC: Deutsche Bank), 0.32%, due 4/1/10	6,115	µ
		10,915
New Jersey (3.5%)
2,456	Bedminster Township G.O. BANS, Ser. 2009, 1.25%, due 12/10/10	2,462
5,360	Deutsche Bank Spears/Lifers Trust Var. St. Rev. (Goldman Sachs), Ser. 2008-511, (National Public Finance Guarantee Corp. Insured), 0.31%, due 4/1/10	5,360	µc
2,000	Newark G.O. (Sch. Promissory Notes), Ser. 2010-D, 1.25%, due 6/17/10	2,003
3,220	North Wildwood G.O. BANS, Ser. 2009, 1.20%, due 12/10/10	3,227
		13,052
New Mexico (3.1%)
7,000	New Mexico Muni. Energy Acquisition Au. Gas Supply, Ser. 2009, (LOC: Royal Bank of Canada), 0.29%, due 4/1/10	7,000	µ
4,725	Univ. New Mexico Univ. Rev. Sub. Lien Sys. Imp., Ser. 2001, (LOC: JP Morgan Chase), 0.29%, due 4/7/10	4,725	µ
		11,725
New York (9.7%)
2,940	Forest City New Rochelle Rev. Cert. Trust Beneficial Owner (Washington-Lincoln LLC Proj.), Ser. 2003, (LOC: Wells Fargo Bank), 0.43%, due 4/1/10	2,940	µß
2,000	Liberty Central Sch. Dist. G.O. BANS, Ser. 2009, 1.50%, due 12/23/10	2,007
4,685	Marlboro Central Sch. Dist. G.O. BANS, Ser. 2009, 1.50%, due 7/23/10	4,697
8,000	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (The Crest), Ser. 2005-A, (LOC: Landesbank Hessen-Thuringen Girozentrale), 0.30%, due 4/7/10	8,000	µß
3,535	New York St. Dorm. Au. Rev. (Oxford Univ. Press, Inc.), Ser. 1996, (LOC: Landesbank Hessen-Thuringen Girozentrale), 0.30%, due 4/7/10	3,535	µß
3,765	New York St. Dorm. Au. Rev. Non St. Supported Debt (Long Island Univ.), Ser. 2006-A2, (LOC: Citizens Bank), 0.30%, due 4/1/10	3,765	µi
3,800	Oneida Co. IDA Civic Fac. Rev. (Mohawk Valley St. Luke's), Ser. 2006-E, (LOC: Bank of America), 0.30%, due 4/1/10	3,800	µß
3,800	Sales Tax Asset Receivable Corp. (Floaters), Ser. 2008-2901, (LOC: Morgan Stanley), 0.31%, due 4/1/10	3,800	µ
3,830	Triborough Bridge & Tunnel Au. Rev. (Muni. Sec. Trust Receipts), Ser. 2008-54A, (FGIC/TCRS Insured), 0.30%, due 4/1/10	3,830	µf
		36,374

See Notes to Schedule of Investments	10

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
North Carolina (4.5%)
$3,800	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1027, (LOC: Branch Banking & Trust Co.), 0.34%, due 4/1/10	$ 3,800	µ
11,445	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1007, (LOC: Branch Banking & Trust Co.), 0.34%, due 4/1/10	11,445	µ
10	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1009, (LOC: Branch Banking & Trust Co.), 0.34%, due 4/1/10	10	µ
1,545	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.), Ser. 2008, (LOC: Bank of America), 0.36%, due 4/1/10	1,545	µß
		16,800
Ohio (5.3%)
2,130	Montgomery Co. Econ. Dev. Rev. (Benjamin & Marian Proj.), Ser. 2001-B, (LOC: PNC Bank), 0.33%, due 4/1/10	2,130	µß
2,155	Ohio St. G.O. (Common Sch.), Ser. 2006-B, 0.29%, due 4/7/10	2,155	µ
4,225	Ohio St. G.O. (Infrastructure Imp.), Ser. 2003-B, 0.30%, due 4/7/10	4,225	µ
3,655	Summit Co. Port Au. Ind. Dev. Rev. (Jewish Comm. Board Akron Proj.), Ser. 2005, (LOC: PNC Bank), 0.33%, due 4/1/10	3,655	µ
7,455	Univ. of Toledo Gen. Receipts Bonds (Muni. Sec. Trust Receipts), Ser. 2001-SGA125, (FGIC Insured), 0.29%, due 4/7/10	7,455	µf
		19,620
Pennsylvania (0.8%)
2,840	Allegheny Co. Ind. Dev. Au. Rev. (Jewish Comm. Ctr. Proj.), Ser. 1997-B, (LOC: PNC Bank), 0.33%, due 4/1/10	2,840	µß
Puerto Rico (0.8%)
3,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2009, (LOC: Citibank, N.A.), 0.32%, due 4/1/10	3,000	ñµ
Rhode Island (1.5%)
5,775	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Hlth. Facs. Jewish Sr. Agcy.), Ser. 2002, (LOC: Sovereign Bank), 0.27%, due 4/1/10	5,775	µßj
South Carolina (5.8%)
8,555	Macon Trust Var. Sts. Cert., Ser. 2007-303, (LOC: Bank of America), 0.32%, due 4/1/10	8,555	µ
13,150	South Carolina St. Pub. Svc. Au. (Eagle B Trust), Ser. 2006-0007A, (National Public Finance Guarantee Corp. Insured), 0.30%, due 4/1/10	13,150	µb
		21,705
Tennessee (2.7%)
2,585	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp. Bonds), Ser. 2008-E5B, (LOC: Branch Banking & Trust Co.), 0.32%, due 4/7/10	2,585	µ
4,000	Jackson Energy Au. Gas Sys. Rev., Ser. 2009, (LOC: Federal Home Loan Bank), 0.30%, due 4/7/10	4,000	µh
3,500	Jackson Energy Au. Wtr. Sys. Ref. Rev., Ser. 2009, (LOC: U.S. Bank), 0.28%, due 4/7/10	3,500	µ
		10,085
Texas (10.9%)
11,125	Deutsche Bank Spears/Lifers Trust Var. Sts., Ser. 2007-292, (LOC: Deutsche Bank), 0.29%, due 4/1/10	11,125	µ
4,290	JP Morgan Chase Putters/Drivers Trust Var. Sts. G.O., Ser. 2009-3562, (AGM Insured), 0.29%, due 4/1/10	4,290	ñµd
9,935	McKinney Independent Sch. Dist. G.O. (Floaters), Ser. 2006-26TP, (PSF Insured), 0.32%, due 4/1/10	9,935	µg
3,600	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), Ser. 2007-1760, (LOC: Morgan Stanley), 0.31%, due 4/1/10	3,600	µ
5,175	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), Ser. 2007-1761, (LOC: Morgan Stanley), 0.31%, due 4/1/10	5,175	µ
6,575	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), Ser. 2007-1762, (LOC: Morgan Stanley), 0.31%, due 4/1/10	6,575	µ
		40,700

See Notes to Schedule of Investments	11

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Utah (2.9%)
$7,700	Lehi Elec. Utils. Rev. Ref., Ser. 2009, (LOC: U.S. Bank), 0.38%, due 4/1/10	$ 7,700	µ
3,000	West Valley City IDR (Johnson Matthey, Inc. Proj.), Ser. 1987, (LOC: HSBC Bank N.A.), 0.32%, due 4/1/10	3,000	µß
		10,700
Virginia (1.0%)
3,640	Fairfax Co. Ind. Dev. Au. Rev. (Inova Hlth. Sys. Proj.), Ser. 2005-C1, (LOC: JP Morgan Chase), 0.29%, due 4/1/10	3,640	µß
Wisconsin (0.4%)
1,578	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floater), Ser. 2007-2187, (LOC: Morgan Stanley), 0.36%, due 4/1/10	1,578	µ
Wyoming (1.3%)
2,800	Campbell Co. Ind. Dev. Rev. (Powder Basin Properties Proj.), Ser. 1996, (LOC: Wells Fargo Bank), 0.41%, due 4/7/10	2,800	µß
2,000	Uinta Co. PCR (Amoco Proj.), Ser. 1998, 0.36%, due 4/1/10	2,000	µß
		4,800

	Total Investments (99.4%)	371,281
	Cash, receivables and other assets, less liabilities (0.6%)	2,192

	Total Net Assets (100.0%)	$373,473

See Notes to Schedule of Investments	12

Notes to Schedule of Investments

††	Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), investments held by Neuberger Berman Tax-Free Money Fund (the "Fund") are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Fund's investments, some of which are discussed above. Significant management judgment may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund's investments as of March 31, 2010:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes^	$—	$371,281	$—	$371,281

^ The Schedule of Investments provides information on the state categorization for the portfolio.

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At March 31, 2010, these securities amounted to approximately $42,108,000 or 11.3% of net assets for the Fund.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of March 31, 2010.

@@
Municipal securities held by the Fund are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's Rating Services or, where not rated, are determined by the Fund's investment manager to be of comparable quality.  Approximately 90.6% of the municipal securities held by the Fund have credit enhancement features backing them, which the fund may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Fund the right to sell back the issue on the date specified.

ß	Security is guaranteed by the corporate or non-profit obligor.

See Notes to Financial Statements	13

Notes to Schedule of Investments (cont'd)

a b c d e f g h i j
Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

Security is subject to a guarantee provided by Wells Fargo Bank, backing 100% of the total principal.

Security is subject to a guarantee provided by SunTrust Bank, backing 100% of the total principal.

Security is subject to a guarantee provided by Federal Home Loan Bank, backing 100% of the total principal.

Security is subject to a guarantee provided by Banco Santander, S.A., backing 100% of the total principal.

See Notes to Financial Statements	14

Statement of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)

TAX-FREE MONEY FUND
March 31, 2010
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$371,281
Cash	54
Interest receivable	266
Receivable for securities sold	1,969
Receivable from administrator—net (Note B)	56
Prepaid expenses and other assets	6
Total Assets	373,632
Liabilities
Payable to investment manager (Note B)	83
Accrued expenses and other payables	76
Total Liabilities	159
Net Assets at value	$373,473
Net Assets consist of:
Paid-in capital	$373,489
Undistributed net investment income (loss)	(16)
Net Assets at value	$373,473
Shares Outstanding ($.001 par value; unlimited shares authorized)	$373,601
Net Asset Value, offering and redemption price per share	1.00
*Cost of investments:
Unaffiliated issuers	$371,281

See Notes to Financial Statements	15

Statement of Operations

Neuberger Berman
(000's omitted)

TAX-FREE MONEY FUND
For the Year Ended March 31, 2010
Investment Income
Interest income—unaffiliated issuers (Note A)	$3,287
Expenses:
Investment management fees (Note B)	1,376
Administration fees (Note B)	448
Audit fees	12
U.S. Treasury Temporary Guarantee Program Fee (Note F)	132
Custodian fees (Note B)	192
Legal fees	123
Registration and filing fees	69
Rating agency fees	20
Shareholder reports	20
Shareholder servicing agent fees (Note B)	120
Trustees' fees and expenses	51
Miscellaneous	116
Total expenses	2,679
Expenses reimbursed by administrator (Note B)	(345)
Investment management fees waived (Notes A & B)	(928)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)
Total net expenses	1,405
Net investment income (loss)	$1,882
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2
Net increase (decrease) in net assets resulting from operations	$1,884

See Notes to Financial Statements	16

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	TAX-FREE MONEY FUND
	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,882	$22,555
Net realized gain (loss) on investments	2	470
Net increase (decrease) in net assets resulting from operations	1,884	23,025
Distributions to Shareholders From (Note A):
Net investment income	(1,882)	(22,554)
Net realized gain on investments	—	(1,314)
Total distributions to shareholders	(1,882)	(23,868)
From Fund Share Transactions (Note D):
Proceeds from shares sold	672,311	5,569,339
Proceeds from reinvestment of dividends and distributions	1,882	18,135
Payments for shares redeemed	(1,050,905)	(6,870,623)
Net increase (decrease) from Fund share transactions	(376,712)	(1,283,149)
Net Increase (Decrease) in Net Assets	(376,710)	(1,283,992)
Net Assets:
Beginning of year	750,183	2,034,175
End of year	$373,473	$750,183
Undistributed net investment income (loss) at end of year	$(16)	$—

See Notes to Financial Statements	17

Notes to Financial Statements

Note A—Summary of Significant Accounting Policies:

1
General: The Fund is a separate operating series of Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds) (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. On June 1, 2009, the Trust changed its name from Lehman Brothers Income Funds to Neuberger Berman Income Funds. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund offers Reserve Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

Through October 5, 2008, the Fund was organized as a "feeder fund" in a "master-feeder" structure. Under the master-feeder structure, rather than investing directly in securities, the Fund was a feeder fund seeking to achieve its investment objective by investing all of its net investable assets in a corresponding master series of Institutional Liquidity Trust (the "Master Series") that had an investment objective identical to that of the Fund. The Fund invested in Tax-Exempt Master Series. As of October 6, 2008, the Fund is organized in a single-tier structure and invests directly in securities.

It is the policy of the Fund to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share. The Fund complies with Rule 2a-7 of the 1940 Act.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2
Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments. Prior to October 6, 2008, the Fund recorded its investment in its corresponding Master Series at value.

3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Prior to October 6, 2008, all net investment income and realized and unrealized capital gains and losses of the Master Series were allocated pro rata among its respective funds and any other investors in the Master Series (including any other investment companies), if any.

4
Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of March 31, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Master Series or Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on March 31, 2010, due to permanent differences in book and tax accounting, paid in capital was decreased by $111,674, undistributed net investment loss was increased by $16,628, and accumulated net realized loss on investments was decreased by $128,302. These reclassifications had no effect on net assets or results of operations.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

Distributions Paid From:
Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009	2010	2009
$38,007	$1,234,620	$1,835,423	$22,554,452	$8,865	$78,980	$1,882,295	$23,868,052

As of March 31, 2010, there were no distributable earnings (accumulated losses) on a U.S. federal income tax basis.

The difference between book basis and tax basis distributable earnings is attributable primarily to nondeductible organization costs.

5
Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare distributions from net investment income on each business day; such distributions are paid or reinvested monthly. Distributions from net realized capital gains, if any, will be made annually. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

6
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Prior to October 6, 2008, the Fund bore its proportionate share of its corresponding Master Series' expenses.

7
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Management has contractually agreed to waive its management fee so that the management fee is 0.08% of the Fund's average daily net assets. For the year ended March 31, 2010, such waived fees amounted to $928,328.

The Fund retains Management as its administrator under an Administration Agreement. The Reserve Class of the Fund pays Management an administration fee at the annual rate of 0.08% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed the expense limitation as detailed in the following table:

Voluntary Expense Limitation(1)		Voluntary Reimbursement from Management for the Year Ended March 31, 2010
0.23	%(2)	$330,184

(1)	Expense limitation per annum of the class' average daily net assets.

(2)
In addition to the voluntary limitation previously listed, Management also voluntarily waived expenses as necessary to maintain a minimum yield. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended March 31, 2010, such waived fees amounted to $14,569.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("Lehman Brothers") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management, the investment manager of the Fund, and Neuberger Berman Fixed Income LLC ("NBFI") (formerly known as LBAM), the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers. The closing of the Acquisition resulted in an "assignment" of the Fund's Management and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved new Management and Sub-Advisory Agreements for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

NBFI is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

The Fund has an expense offset agreement in connection with its custodian contract. For the year ended March 31, 2010, the impact of this arrangement was a reduction of expenses of $770.

Note C—Investment Transactions:

For the year ended March 31, 2010, all securities transactions were short-term.

Note D—Fund Share Transactions:

Share activity at $1.00 per share for the years ended March 31, 2010 and March 31, 2009 was as follows:

	For the Year Ended March 31, 2010				For the Year Ended March 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Reserve Class	672,311	1,882	(1,050,905)	(376,712)	5,569,339	18,135	(6,870,623)	(1,283,149)

Note E—Lines of Credit:

At March 31, 2010 the Fund was a participant in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Prior to May 22, 2009, interest was charged on borrowings under this line of credit at the Federal Funds Rate plus 0.375% per annum. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2010. During the year ended March 31, 2010, the Fund did not utilize this line of credit.

On September 18, 2009, the Fund also became a participant in a single committed, unsecured $150,000,000 line of credit with State Street to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2010. During the year ended March 31, 2010, the Fund did not utilize this line of credit.

Note F—U.S. Treasury Temporary Guarantee Program for Money Market Funds:

The Fund participated in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury") and bore the expense of its participation. The Program terminated on September 18, 2009. The dollar amount the Fund has paid from April 1, 2009 through September 18, 2009 to participate in the Program is listed below under "Program Payment." The dollar amount the Fund expensed from April 1, 2009 through September 18, 2009, which is reflected in the Statement of Operations under the caption "U.S. Treasury Temporary Guarantee Program Fee," is listed below under "Program Fees Expensed April 1, 2009 to September 18, 2009."

	Program Payment	Program Fees Expensed April 1, 2009 to September 18, 2009

Tax-Free Money	$131,939	$131,939

Subject to certain conditions and limitations, in the event that the Fund's per share value fell below $0.995 and the Fund liquidated its holdings, the Program guaranteed shareholders of record at the close of business on September 19, 2008 ("Designated Shareholders") of that Fund $1.00 per share for the lesser of either the number of shares the Designated Shareholder held in the Fund at the close of business on September 19, 2008, or the number of shares the Designated Shareholder held in the Fund on the date the Fund's per share value fell below $0.995. The Program applied only to Designated Shareholders who maintained an account with the Fund from the close of business on September 19, 2008 through the date on which the Fund's per share value were to fall below $0.995. Designated Shareholders could purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee could not exceed the number of shares a Designated Shareholder held in the Fund at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account with the Fund increased after September 19, 2008, the amount of the increase would not be covered by the guarantee.

The Program provided coverage for a period that was originally due to expire on April 30, 2009, unless extended by the Secretary of the U.S. Treasury. The Secretary of the U.S. Treasury extended the Program until September 18, 2009, and the Board of the Trust decided to continue the Fund's participation in the Program. For coverage for the period September 19, 2008 to April 30, 2009, the Fund paid 0.025% based on its net assets as of September 19, 2008. For continuing coverage for the extended period May 1, 2009 to September 18, 2009 (the "Extended Period"), the Fund paid an additional 0.015% based on its net assets as of September 19, 2008 which was expensed over the Extended Period. The Program terminated on September 18, 2009 and the Secretary of the U.S. Treasury does not have authority to extend the Program for any additional amount of time.

Note G—Subsequent Events:

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Financial Highlights

Neuberger Berman Tax-Free Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Reserve Class†

	Year Ended March 31,		Period from November 1, 2007^^ to March 31,		Year Ended October 31,	Period from December 19, 2005^ to October 31,
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$.9998	$1.0004	$1.0000		$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0027	.0168	.0120		.0350	.0282
Net Gains or Losses on Securities	(.0001)	.0018	.0004		.0000	.0000
Total From Investment Operations	.0026	.0186	.0124		.0350	.0282
Less Distributions From:
Net Investment Income	(.0027)	(.0168)	(.0120)		(.0350)	(.0282)
Net Capital Gains	—	(.0024)	(.0000)		(.0000)	—
Total Distributions	(.0027)	(.0192)	(.0120)		(.0350)	(.0282)
Net Asset Value, End of Period	$.9997	$.9998	$1.0004		$1.0000	$1.0000
Total Return††	.28%	1.94%	1.21	%**	3.56%	2.86	%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$373.5	$750.2	$2,034.2		$1,753.3	$1,165.1
Ratio of Gross Expenses to Average Net Assets#	.25%	.22%	.19	%*	.19%	.19	%*
Ratio of Net Expenses to Average Net Assets‡	.25%	.22%	.19	%*	.18%	.17	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.34%	1.76%	2.84	%*	3.51%	3.30	%*

See Notes to Financial Highlights	23

Notes to Financial Highlights

†
The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Master Series' income and expenses (except for the periods December 19, 2005 to September 10, 2007 and October 6, 2008 to March 31, 2010, when the Fund was organized in a single-tier structure).

††
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses (see Note B of Notes to Financial Statements).

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement and/or waiver of certain expenses by Management (see Note B of Notes to Financial Statements). Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended March 31,		Period from November 1, 2007 to March 31,	Year Ended October 31,	Period from December 19, 2005 (Commencement of Operations) to October 31,
	2010	2009	2008	2007	2006
Tax-Free Money Reserve Class	.48%	.27%	.30%	.33%	.36%

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

^^	The Fund's fiscal year end changed from October 31 to March 31.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of
Neuberger Berman Tax-Free Money Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Tax-Free Money Fund (the "Fund"), a series of Neuberger Berman Income Funds (formerly, Lehman Brothers Income Funds), as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2010 and March 31, 2009, the period from November 1, 2007 to March 31, 2008, the year ended October 31, 2007, and the period December 19, 2005 to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Tax-Free Money Fund, as of March 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
May 18, 2010

Directory

Investment Manager, Administrator and Distributor Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 888.556.9030	Address correspondence to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Sub-Adviser Neuberger Berman Fixed Income LLC 200 South Wacker Drive Suite 2100 Chicago, IL 60601	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian and Shareholder Servicing Agent State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the Trustees and officers of the Trust. All persons named as Trustees and officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger Berman LLC ("Neuberger"). The Statement of Additional Information includes additional information about the Trustees and officers and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees

John Cannon (1930)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	48
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	48	Formerly, Director, 1997 to 2003 and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	48
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank) 2005-2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	48
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Robert A. Kavesh (1927)	Trustee since 1993	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	48
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc. (public company), 1972 to 1986.

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	48
Director, American Family Insurance (a mutual company, not publicly traded) since March 2009; Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	48
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	48
Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. O'Brien (1928)	Trustee since 2000	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	48	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Cornelius T. Ryan (1931)	Trustee since 2000	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	48
Trustee, Norwalk Hospital Foundation since 2000; Director, Supply Pro (privately held company) since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bio Science Partners, 1981 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	48
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	48
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	48	None.

Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("Lehman Brothers") Investment Management Division, 2006 to 2009; formerly, member of Lehman Brothers' Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			48
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	48	Chairman of the Board, Staten Island Mental Health Society since 2008.

Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			48
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since June 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary Neuberger since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel Management since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

For the fiscal period ended March 31, 2010, 100.00% of the distributions from net investment income are exempt from federal tax, other than alternative minimum tax.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Shareholder Services 800.877.9700
Broker/Dealer and Institutional Services 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

J0106 05/10

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

This N-CSR relates only to Neuberger Berman Tax-Free Money Fund (the “Fund”), a series of the Registrant.  Tait, Weller & Baker LLP (“TW&B”) serves as independent registered public accounting firm to the Fund.

(a) Audit Fees

The aggregate fees billed for professional services rendered by TW&B for the audit of the annual financial statements or services that are normally provided by TW&B in connection with statutory and regulatory filings or engagements were $15,300 and $15,300 for the fiscal years ended 2009 and 2010, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by TW&B that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by TW&B that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by TW&B for tax compliance, tax advice, and tax planning were $1,700 and $1,700 for the fiscal years ended 2009 and 2010, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% for the fiscal years ended 2009 and 2010, respectively, of these services provided by TW&B pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by TW&B for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by TW&B, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for products and services provided by TW&B, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by TW&B for services rendered to the Registrant were $1,700 and $1,700 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by TW&B for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining TW&B’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for the Fund is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: May 21, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: May 21, 2010